Fund Name	Ticker Symbol (Exchange)

Simplify VettaFi Private Credit Strategy ETF	PCR (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

PROSPECTUS

September 11, 2025

www.simplify.us/etfs	Advised by: Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135 phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY - SIMPLIFY VETTAFI PRIVATE CREDIT STRATEGY ETF

Investment Objective: The Simplify VettaFi Private Credit Strategy ETF (the “Fund” or “PCR”) seeks income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.76%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$78	$243

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies:

The Fund is an actively managed ETF. The adviser seeks to fulfill the Fund’s investment objective by using two strategies: (1) a private credit strategy, and (2) a credit hedge derivatives strategy.

Private Credit Strategy

The adviser seeks to fulfill both the income and capital appreciation aspects the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in securities included in the VettaFi Private Credit Index (the “Index”) and/or through instruments that seek to track the returns of the constituents of the Index. However, the Fund intends to execute its investment strategy predominantly through swaps that have returns that track the returns of the constituents of the Index. The Index is designed to track the performance of private credit instruments held by U.S. registered publicly-traded business development companies (“BDCs”) and U.S. registered publicly-traded closed-end funds (“CEFs”) that each primarily invest in private credit assets. A BDC or CEF primarily invests in private credit if more than 50% of its investment portfolio is invested in private credit assets. Private credit is an umbrella term referring to debt instruments, each of which are not publicly traded or offered to the public. BDCs and CEFs invest in private credit assets that are primarily corporate (A) loans that are directly negotiated with the borrower, purchased from a loan syndicate, or are participations; and (B) investment grade debt and high yield debt (commonly referred to as junk bonds). BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly-traded U.S. public companies.

The Index is owned by VettaFi LLC (“VettaFi”), which is also the calculation agent for the Index. VettaFi is an organization independent of the Fund and Simplify Asset Management, Inc., the Fund’s investment adviser. VettaFi is not an affiliate, as defined under the Investment Company Act of 1940, as amended, of the Fund or Simplify Asset Management, Inc.

Index Construction

The Index is a rules-based index that is created by applying successive screens to an initial universe of BDCs and CEFs.

BDCs and CEFs must be primarily engaged in private credit to be included in the initial selection universe. Loan participation CEFs and collateralized loan obligation CEFs are included and debt focused BDCs are included.

This initial universe is further screened into two sub-universes based on the following.

BDC Sub-Universe

BDCs must meet the following requirements:

●	Minimum market capitalization ($350 million for new constituents; $300 million for current constituents)

●	Minimum average daily trading volume ($300 thousand for new constituents; $250 thousand current constituents)

CEF Sub-Universe

CEFs must meet the following requirements:

●	Minimum market cap ($100 million for new constituents; $75 million for current constituents)

●	Minimum average daily trading volume ($300 thousand for new constituents; $250 thousand for current constituents)

●	Term CEFs must have a termination date of three or more years from the Index reconstitution date

●	The average 10-day premium-to-NAV must be less than 20% above the average premium for all CEFs in the selection universe

●	Must have been trading at least 90 days prior to an Index rebalancing date to be included in the Index

●	Must be a member of the S-Network Composite Closed End Fund Index (a broader index constructed by VettaFi that includes exchanged-traded CEFs)

The constituents in the BDC Sub-Universe and CEF Sub-Universe are then assigned proprietary percentile rank scores based on volatility and dividend yield.

○	volatility is calculated based on the last 180 trading days and

○	dividend yield is based on the trailing twelve-month dividend yield.

A lower volatility measure is considered favorable, and a higher dividend yield is considered favorable.

Next, the top ranked 80% of the BDC Sub-Universe and the top ranked 80% of the CEF Sub-Universe are selected for inclusion in the Index.

Constituents are then weighted by their respective 3M Average Daily Trading Values (ADTV). Individual constituents are capped at 5% of the Index. Excess weight above 5% is redistributed proportionally among the remaining constituents. Based on the Index’s methodology, the Index will have at least 20 constituents but does not have a maximum number of constituents. Historically, the Index has held approximately 50 constituent securities.

The Index is reconstituted and rebalanced semi-annually. VettaFi calculates and publishes the Index constituents and returns of the Index daily, accounting for corporate events such as mergers and stock splits for the members of the Index.

The adviser uses a sampling strategy to track the Index, rather than a pure replication approach. The adviser selects a subset of securities in the Index that it believes will provide returns that are substantially similar to those of the Index. When more economically efficient, the adviser may use swaps as a substitute for securities. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index is unmanaged and cannot be invested in directly.

Credit Hedge Derivatives Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to hedge against interest rate risk and credit risk. The Fund will hedge primarily by receiving protection through total return swaps that use fixed income instruments, fixed income indexes, fixed income ETFs, or high-yield ETFs as reference assets. However, when the adviser believes a short-term opportunity for a more-effective hedge is available, it may also use total return swaps that use equities, equity indexes or equity ETFs as reference assets to manage interest rate and credit risk. The adviser closes derivative positions when it believes the related risk is no longer significant or to use a more efficient or cost-effective derivative.

When using certain derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance. The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal. Many of the risks presented below are born by the Fund indirectly through the constituents of the Index.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The adviser’s strategy may not produce positive results and the adviser’s security selection choices and credit hedge strategy may not fully protect the Fund’s portfolio from declines in price or from defaults.

Credit Risk. The Fund will lose money if the issuer or guarantor of a credit instrument goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk. Subordinated credit instruments may receive little or no recovery if the issuer or guarantor of a credit instrument goes bankrupt.

Loan Participation and Syndicated Loan Risk. In addition to the credit risk of the underlying borrower, loan participations are subject to the credit risk of the entity participating a share of the loan to the investor. Because the investor does not have a direct relationship with the underlying borrower, it is dependent on the entity making the participation to collect payments and enforce rights in the event of a default by the borrower. Similarly, syndicated loans are dependent on the lead lender to act as administrative agent for the members of the syndicate to collect payments and coordinate enforcement of rights in the event of a default.

High Yield Risk. The Fund may have exposure to high yield debt also known as “junk bonds”. High yield securities and unrated securities of similar credit quality are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk. The value of the Fund’s investment in private credit securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term obligations.

Small Capitalization Risk. The earnings and prospects of small sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small sized companies normally have fewer resources from which to repay debt and may have limited markets, product lines, or financial resources and lack management experience.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations and the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty may decline; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index; and (iv) swap fees will reduce Fund returns.

○	Over-the-Counter Market Risk. Swaps traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter counterparty who may be unwilling or unable to perform its contractual obligations to the Fund.

Allocation Risk. If the Fund’s strategy for allocating assets among Index constituents, swaps, and credit hedges does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while the Index does not.

Index Provider Risk. There is no assurance that the Index will be compiled, determined, composed or calculated accurately. VettaFi does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and does not guarantee that the Index will be in line with its methodology. VettaFi makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments in the Index; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index. VettaFi makes no guarantee as to the accuracy and/or the completeness of the Index and shall not have any liability for any errors or omissions with respect thereto.

Concentration Risk. The Fund may concentrate its investments in securities of a particular industry or group of industries to the extent that the Index concentrates its investments in securities of a particular industry or group of industries. Economic, legislative or regulatory developments may occur that significantly affect the industry or group of industries. This may cause the Fund’s share price to fluctuate more than that of a fund that does not concentrate in a particular industry or group of industries.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Limited History of Operations. The Fund is a new ETF and therefore does not yet have a history of operations for investors to evaluate.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Underlying Fund Risk. BDCs and CEFs in which the Fund invests indirectly through the Index are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the implied cost of investing in the Fund will be higher than the cost of investing directly in the BDCs and CEFs and may be higher than other funds that invest directly in stocks and bonds. Each of the BDCs and CEFs is subject to its own specific risks, but the adviser expects the principal investments risks of such will be similar to the risks of investing in the Fund.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (“SAMI”).

Portfolio Managers: David Berns, Chief Investment Officer of the adviser, and Chris Getter, Managing Director and Emerging Markets Strategist of the adviser serve as portfolio managers of the Fund. Messrs. Berns and Getter have each served the Fund as a portfolio manager since it commenced operations in 2025 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund seeks income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon written notice to shareholders.

Principal Investment Strategies:

The Fund is an actively managed ETF. The adviser seeks to fulfill the Fund’s investment objective by using two strategies: (1) a private credit strategy, and (2) a credit hedge derivatives strategy.

Private Credit Strategy

The adviser seeks to fulfill both the income and capital appreciation aspects the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in securities included in the VettaFi Private Credit Index (the “Index”) and/or through instruments that seek to track the returns of the constituents of the Index. However, the Fund intends to execute its investment strategy predominantly through swaps that have returns that track the returns of the constituents of the Index. The Index is designed to track the performance of private credit instruments held by U.S. registered publicly-traded business development companies (“BDCs”) and U.S. registered publicly-traded closed-end funds (“CEFs”) that each primarily invest in private credit assets. A BDC or CEF primarily invests in private credit if more than 50% of its investment portfolio is invested in private credit assets. Private credit is an umbrella term referring to debt instruments, each of which are not publicly traded or offered to the public. BDCs and CEFs invest in private credit assets that are primarily corporate (A) loans that are directly negotiated with the borrower, purchased from a loan syndicate, or are participations; and (B) investment grade debt and high yield debt (commonly referred to as junk bonds). BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly-traded U.S. public companies.

The Index is owned by VettaFi LLC (“VettaFi”), which also serves as calculation agent for the Index. VettaFi is an organization independent of the Fund and Simplify Asset Management, Inc., the Fund’s investment adviser. VettaFi is not an affiliate, as defined under the Investment Company Act of 1940, as amended, of the Fund or Simplify Asset Management, Inc.

Index Construction

The Index is a rules-based index that is created by applying successive screens to an initial universe of BDCs and CEFs.

BDCs and CEFs must be primarily engaged in private credit to be included in the initial selection universe. Loan participation CEFs and collateralized loan obligation CEFs are included and debt focused BDCs are included.

This initial universe is further screened into two sub-universes based on the following.

BDC Sub-Universe

BDCs must meet the following requirements:

●	Minimum market capitalization ($350 million for new constituents; $300 million for current constituents)

●	Minimum average daily trading volume ($300 thousand for new constituents; $250 thousand current constituents)

CEF Sub-Universe

CEFs must meet the following requirements:

●	Minimum market cap ($100 million for new constituents; $75 million for current constituents)

●	Minimum average daily trading volume ($300 thousand for new constituents; $250 thousand for current constituents)

●	Term CEFs must have a termination date of three or more years from the Index reconstitution date

●	The average 10-day premium-to-NAV must be less than 20% above the average premium for all CEFs in the selection universe

●	Must have been trading at least 90 days prior to an Index rebalancing date to be included in the Index

●	Must be a member of the S-Network Composite Closed End Fund Index (a broader index constructed by VettaFi that includes exchanged-traded CEFs)

The constituents in the BDC Sub-Universe and CEF Sub-Universe are then assigned proprietary percentile rank scores based on volatility and dividend yield.

○	volatility is calculated based on the last 180 trading days and

○	dividend yield is based on the trailing twelve-month dividend yield.

A lower volatility measure is considered favorable, and a higher dividend yield is considered favorable.

Next, the top ranked 80% of the BDC Sub-Universe and the top ranked 80% of the CEF Sub-Universe are selected for inclusion in the Index.

Constituents are then weighted by their respective 3M Average Daily Trading Values (ADTV). Individual constituents are capped at 5% of the Index. Excess weight above 5% is redistributed proportionally among the remaining constituents. Based on the Index’s methodology, the Index will have at least 20 constituents but does not have a maximum number of constituents. Historically, the Index has held approximately 50 constituent securities.

The Index is reconstituted and rebalanced semi-annually. VettaFi calculates and publishes the Index constituents and returns of the Index daily, accounting for corporate events such as mergers and stock splits for the members of the Index.

The adviser uses a sampling strategy to track the Index, rather than a pure replication approach. The adviser selects a subset of securities in the Index that it believes will provide returns that are substantially similar to those of the Index. When more economically efficient, the adviser may use swaps as a substitute for securities. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index is unmanaged and cannot be invested in directly.

Credit Hedge Derivatives Strategy

The Fund may invest up to 20% of the Fund’s portfolio in derivatives to hedge against interest rate risk and credit risk. The Fund will hedge primarily by receiving protection through total return swaps that use fixed income instruments, fixed income indexes, fixed income ETFs, or high-yield ETFs as reference assets. However, when the adviser believes a short-term opportunity for a more-effective hedge is available, it may also use total return swaps that use equities, equity indexes or equity ETFs as reference assets to manage interest rate and credit risk. The adviser closes derivative positions when it believes the related risk is no longer significant or to use a more efficient or cost-effective derivative.

When using certain derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

MANAGER-OF-MANAGERS ORDER

Simplify Exchange Traded Funds (the “Trust”) and the adviser have received an exemptive order from the SEC that permits the adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the adviser and the Board believe such action will benefit the Fund and its shareholders. The adviser, subject to the oversight of the Board, is responsible for overseeing a sub-adviser(s) and recommending their hiring, termination and replacement.

Principal Investment Risks:

All funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. Many of the risks presented below are born by the Fund indirectly through the constituents of the Index. The principal risks that may reduce the Fund’s returns include the following:

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities and derivatives selected by the adviser will produce positive returns. The adviser’s credit hedge strategy is highly sensitive to changes in default rates or perceived changes in expected default rates.

Allocation Risk. If the Fund’s strategy for allocating assets among securities and derivatives does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Concentration Risk. Concentration risk is the possibility that securities within the same industry or group of industries will decline in price due to industry-specific market or economic developments. If the Fund invests more heavily in a particular industry or group of industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that industry or group of industries. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some industries could be subject to greater government regulation than other industries. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those industries.

Credit Risk. The Fund will lose money if the issuer or guarantor of a credit instrument goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk. Subordinated credit instruments may receive little or no recovery if the issuer or guarantor of a credit instrument goes bankrupt.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and the Fund may invest in Underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

High Yield Risk. The Fund may have exposure to high yield debt also known as “junk bonds”. High yield securities and unrated securities of similar credit quality are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Index Provider Risk. The Fund seeks, in part, to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by VettaFi. There is no assurance that the Index will be compiled, determined, composed or calculated accurately. While VettaFi gives descriptions of what the Index is designed to achieve, it does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and VettaFi does not guarantee that the Index will be in line with its methodology. The financial instrument that is referencing the Index is not sponsored, endorsed, promoted, sold or supported by VettaFi in any way and VettaFi make no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instrument; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index. VettaFi does not guarantee the accuracy and/or the completeness of the Index and shall not have any liability for any errors or omissions with respect thereto.

Interest Rate Risk. The value of the Fund’s investment in credit securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term obligations. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders.

Limited History Risk. The Fund is a new ETF and therefore do not yet have a history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in a Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The Adviser may not achieve its intended result in managing a Fund.

Loan Participation and Syndicated Loan Risk. In addition to the credit risk of the underlying borrower, loan participations are subject to the credit risk of the entity participating a share of the loan to the investor. Because the investor does not have a direct relationship with the underlying borrower, it is dependent on the entity making the participation to collect payments and enforce rights in the event of a default by the borrower. Similarly, syndicated loans are dependent on the lead lender to act as administrative agent for the members of the syndicate to collect payments and coordinate enforcement of rights in the event of a default. Certain forms of syndicated loans do not recognize members of the syndicate as direct lenders, which blocks certain rights and remedies in the event of a borrow default.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Small Capitalization Risk. The earnings and prospects of small sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience. Securities of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations and the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty may decline; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index; and (iv) swap fees will reduce Fund returns. Swap prices may be highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Swap contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading swaps permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements.

○	Over-the-Counter Market Risk. Swaps traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter counterparty who may be unwilling or unable to perform its contractual obligations to the Fund.

Tracking Error Risk. Tracking error is the divergence of a Fund’s performance from that of its Index. Tracking error may occur because of imperfect correlation between a Fund’s holdings of portfolio securities and those in its Index, pricing differences, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to its Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while the Index does not.

U.S. Treasury and Agency Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and are generally considered to have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government and are more susceptible to credit risk or perceived credit risk.

Underlying Fund Risk. BDCs and CEFs in which the Fund invests indirectly through the Index are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the implied cost of investing in the Fund will be higher than the cost of investing directly in the BDCs and CEFs and may be higher than other funds that invest directly in stocks and bonds. Each of the BDCs and CEFs is subject to its own specific risks, but the adviser expects the principal investments risks of such will be similar to the risks of investing in the Fund. BDCs and CEFs may trade at premiums or discounts to their respective net asset value. The market price of these instruments may fall even when their net asset value is stable or rising.

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser (the “Adviser” or “SAMI”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages the other series in the Trust.

Subject to the oversight of the Board, the Adviser provides or oversees the provision of investment advisory, portfolio management and administrative services to the Fund pursuant to an advisory agreement between the Fund and the Adviser.

The Fund pays the Adviser a monthly management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The management agreement between the Fund and the Adviser provides that the Adviser pays substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

A discussion regarding the basis for the Board’s approval of the management agreement will be included in the Fund’s next available N-CSR.

Portfolio Managers

David Berns, PhD, is the Chief Investment Officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Chris Getter has served as a Managing Director and Emerging Markets Strategist of the Adviser since June 2024. From January 2021 to May 2024, he was retired. Previously, he was Director, Lazard Asset Management, from September of 2019 to December of 2020. Prior to that service, he was Executive Vice President of PIMCO Asset Management from October 2008 to April 2019. Mr. Getter holds an MBA from Boston College, a degree in History from Canisius University, and is a CFA charterholder.

Messrs. Berns and Getter are jointly and primarily responsible for the management of the Fund.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from the Adviser. The Adviser may enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which it is traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the NYSE Arca, Inc. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may be liquidated and terminated at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Trust’s Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of a Fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, and (iii) expenses of a failed action are borne by the complaining shareholders. However, condition (iii) does not apply to actions brought under federal securities laws.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

Disclaimers

VettaFi

The Fund is not sponsored, endorsed, sold, or promoted by VettaFi. VettaFi makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. VettaFi has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing, or calculating the VettaFi Private Credit Index or S-Network Composite Closed End Fund Index. VettaFi has no obligation or liability in connection with the administration, marketing, or trading of the Fund. The indexes are proprietary to VettaFi. No use or publication may be made of the indexes, or any of its provisions or values, without the prior written consent of VettaFi. VettaFi is not responsible for any errors or omissions, regardless of the cause, for the results obtained from the use of index content. In no event shall VettaFi be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs) in connection with any use of index content.

Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115

Additional information about the Fund is included in the Fund’s SAI dated September 11, 2025. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Tailored Annual and Semi-Annual Reports to Shareholders; and in the Fund’s Annual and Semi-Annual Financial Statements. In the Fund’s Tailored Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds

10845 Griffith Peak Drive, 2/F

Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570